UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): May 5, 2015

TETRA Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13455	74-2148293
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

24955 Interstate 45 North
The Woodlands, Texas 77380
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (281) 367-1983

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)    The Company’s annual meeting of stockholders was held on May 5, 2015.

(b)    The following matters were voted upon by the stockholders of the Company at its 2015 annual meeting of stockholders:

(i)	Item 1 - the election of eight members to the Company’s Board of Directors;

(ii)	Item 2 - the ratification and approval of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015; and

(iii)	Item 3 - to conduct an advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the Company’s Proxy Statement.

The proposals are described in detail in the Company’s Proxy Statement.

Item 1 - Election of Directors - the nominees listed below were elected directors with the respective votes set forth opposite their names:

	Votes For	Votes Withheld	Broker Non-Votes
Mark E. Baldwin	69,340,496	1,205,210	3,979,861
Thomas R. Bates, Jr.	68,316,171	2,229,171	3,979,861
Stuart M. Brightman	68,709,637	1,836,069	3,979,861
Paul D. Coombs	69,053,504	1,492,202	3,979,681
Ralph S. Cunningham	69,066,743	1,478,963	3,979,861
John F. Glick	69,322,812	1,222,894	3,979,861
William D. Sullivan	67,918,302	2,627,404	3,979,861
Kenneth E. White, Jr.	68,653,249	1,892,457	3,979,861

As previously disclosed in the Company’s Proxy Statement, which was filed with the U.S. Securities and Exchange Commission (“SEC”) on March 24, 2015, in connection with the Company’s annual meeting of stockholders, Kenneth P. Mitchell retired from the Board of Directors upon expiration of his term as director at the annual meeting. Immediately following the annual meeting, the Company’s Board of Directors decreased the size of the board to eight members.

Item 2 - Ratification of Auditors - the stockholders approved the appointment of Ernst & Young LLP as the Company’s registered public accounting firm for the fiscal year ending December 31, 2015. The voting results are set forth below:

Votes For	Votes Against	Votes Abstained
73,901,400	238,196	385,971

Item 3 - Advisory Vote to Approve the Compensation of Named Executive Officers - the stockholders approved, on a non-binding basis, compensation of the named executive officers as described in the Company's proxy statement with the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
67,786,617	1,886,409	872,680	3,979,861

Item 7.01. Regulation FD Disclosure.

Following the May 5, 2015 annual meeting of stockholders, William D. Sullivan was appointed as Chairman of the Board of Directors. In addition, the committees of the Board of Directors were reconstituted as follows:

Audit Committee:
Mark E. Baldwin, Chairman
Paul D. Coombs
Ralph S. Cunningham
Kenneth E. White, Jr.

Compensation Committee:
Thomas R. Bates, Jr., Chairman
John F. Glick
Kenneth E. White, Jr.

Nominating and Corporate Governance:
John F. Glick, Chairman
Paul D. Coombs
Ralph S. Cunningham

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TETRA Technologies, Inc.

By:	/s/Stuart M. Brightman
Stuart M. Brightman
President & Chief Executive Officer
Date: May 11, 2015

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